                                                                  EXHIBIT 10.33
                           INDUSTRIAL LEASE AGREEMENT

         THIS LEASE is entered into this 12th day of November, 1999, in consideration of the covenants and undertakings of each of the parties hereto by and BETWEEN BELZ DEVCO L.P., a TENNESSEE LIMITED PARTNERSHIP, hereinafter referred to as "Landlord," and BACK YARD BURGERS, INC., a DELAWARE CORPORATION, hereinafter referred to as "Tenant";

                                  WITNESSETH:

         Landlord owns, operates or controls certain real property located in the City of MEMPHIS, County of SHELBY and State of TENNESSEE located at 1657 SHELBY OAKS DRIVE NORTH, SUITES 103 - 106, within the SHELBY OAKS INDUSTRIAL PARK (the "Property"); and

WHEREAS, Tenant desires to lease from Landlord space within the development or building described above, which is more particularly shown on Exhibit A hereto and is more particularly described in Part 1 below.

         NOW, THEREFORE, Landlord and Tenant agree as follows:

                                     PART 1
                                    PREMISES

         In consideration of the rent and other agreements contained in the Lease, Landlord leases to Tenant and Tenant rents from Landlord the premises (hereinafter the "Premises") described as follows:

         Located at 1657 SHELBY OAKS DRIVE NORTH, SUITES 103-106, MEMPHIS, TENNESSEE. The Premises contain approximately 7,500 square feet of area.

         The Premises are designated on Exhibit A hereto for the purpose of setting forth the configuration and approximate dimensions of the space and shall be improved or otherwise prepared for occupancy by Tenant in accordance with Exhibit C which sets out any work improvements to be implemented by Landlord and the cost, if any, to Tenant. In the absence of any specific requirements set forth on Exhibit C, Tenant shall be deemed to have accepted the Premises "as is."

                                     PART 2
                                      TERM

Subject to the terms and conditions contained herein, this Lease shall be effective on the date of complete execution hereof by Landlord and Tenant, but the term of this Lease and the payment of Base Rental and other assessments shall begin on the commencement date the ("Commencement Date") which shall be the earlier of (i) the date on which Tenants occupies the Premises or (ii) fifteen (15) days after Landlord tenders delivery of the Premises to Tenant. Tender of delivery shall have occurred on the date Landlord notifies Tenant that Landlord has either (i) substantially completed any improvements to be implemented by Landlord pursuant to Exhibit C subject to minor punchlist items, or (ii) determined that Landlord's work pursuant to Exhibit C has progressed sufficiently such that Tenant may commence and complete Tenant's work while portions of Landlord's work are still being completed.

         If the Commencement Dates occurs on the first day of the month, the term shall expire without notice on the last day of the previous calendar month SEVEN (7) YEARS hence, and if the Commencement

Date occurs on a day other than the first day of a month, the term shall expire without notice on the last day of the calendar month in which the Commencement Date occurs SEVEN (7) YEARS hence.

         In the event Landlord is unable to deliver the Premises to Tenant on or prior to the Commencement Date, Tenant's sole right and remedy shall be to delay the commencement of the term by the number of days that delivery of possession is delayed. Tenant acknowledges that Landlord shall use diligent efforts to deliver the Premises as provided herein however actions of parties in possession or delays in construction may effect Landlord's ability to deliver the Premises to Tenant.

         Any access by Tenant to the Premises prior to the Commencement Date shall be upon all of the terms, covenants and conditions of this Lease, except only the payment of Base Rental and Additional Charges. Tenant shall pay all utility charges related to the Premises which accrue from and after Landlord's tender of possession.

         Landlord and Tenant agree that, upon the demand of the other party, each shall execute an amendment to this Lease, in recordable form, setting forth the Commencement Date and the termination date of the Lease term.

                                     PART 3
                           RENT, TAXES AND INSURANCE

         Tenant covenants and agrees that without demand, notice or set off, Tenant shall pay to Landlord minimum annual rental (hereinafter the "Base Rental") in the amounts as follows:

         Base Rental in the amount of EIGHTY THOUSAND AND TWENTY-FIVE AND 00/100 DOLLARS ($80,025.00) per annum, payable in equal monthly installments of SIX THOUSAND SIX HUNDRED SIXTY-EIGHT AND 75/100 DOLLARS ($6,668.75) per month in advance on or before the first day of each month throughout the term of this lease.

         Additionally, Tenant shall pay to Landlord its Proportionate Share (as defined in the General Lease Provisions) of Real Estate Taxes and Assessments (as defined in the General Lease Provisions) and Tenant shall pay to Landlord its Proportionate Shares of Landlord's annual insurance premiums which amounts shall be paid as provided in Article 1 of the General Lease Provisions.

         All rental payments and payments of Additional Charges hereunder shall be sent to:

                  Belz Devco L.P.
                  Attn:  Accounts Receivable Department
                  P.O. Box 3661
                  Memphis, Tennessee 38173-3661

         or to such other addresses as Landlord may direct in writing from time to time.

                                     PART 4
                               USE AND OPERATION

         The Premises shall be opened for business, kept open for business and used continuously only for the following use: GENERAL OFFICE USE, TEST KITCHEN FACILITY AND DISTRIBUTION OF FAST FOOD PRODUCTS.

                                     PART 5
                                    NOTICES

         All notices required or provided for under this Lease shall be given in the manner as prescribed by the notice requirements of the General Lease Provisions, addressed to the following addresses:

         To Landlord:                                     To Tenant:

         Belz Devco L.P.                             Back Yard Burgers, Inc.
         c/o Belz Enterprises                        1657 Shelby Oaks Drive North, Suites 103-106
         100 Peabody Place, Suite 1400               Memphis, TN  38134
         Memphis, Tennessee 38103                    ATTENTION: Lattie Michael, CEO
         ATTENTION:  Ronald A. Belz

or to such other addresses as Landlord or Tenant may direct in writing from time to time.

                                     PART 6
                               REAL ESTATE AGENT

         This Lease was negotiated by BELZ REALTY COMPANY, L.L.C., represented by, LARRY WOOD acting as agent for Landlord and SAIG COMPANY, represented by EDDIE SAIG acting as agent for Tenant and BELZ REALTY, COMPANY, L.L.C., agrees to pay said agents a commission in accordance with the agreement between BELZ REALTY COMPANY, L.L.C. and agents.

                                     PART 7
                                OPTION TO RENEW

         It is agreed and understood that the Tenant, if not in default and is open and operating, shall have the right to extend this Agreement for TWO (2) additional period(s) of FIVE (5) YEARS each at the then Fair Market Rental rate. If Tenant shall elect to extend, Tenant shall give to Landlord not less than six (6) months' written notice (certified mail) prior to the expiration of the original term of this Lease Agreement. If within thirty (30) days, the Landlord and Tenant have not agreed upon at the Fair Market Rental rate during the respective term, then Tenant and Landlord shall each appoint a knowledgeable real estate broker or appraiser familiar with commercial property of the type in the Memphis metropolitan area. The two appointees shall designate a third real estate broker or appraiser and the majority decision of the three shall be binding upon Tenant and Landlord, but under no circumstances shall the rent during any extended term be less than rent paid during the preceding term. The cost of arbitration shall be borne equally by the Landlord and Tenant.

                                     PART 8
                             FIRST RIGHT OF REFUSAL

         Provided that Tenant is not in default hereunder, Tenant shall have a right of first refusal to lease any contiguous space that may become available during the term of this Lease, subject to the existing tenant's rights. In the event Landlord receives a bona fide offer from a third party to lease said space, Landlord shall notify Tenant of such offer as well as the material terms and provisions of such offer and Tenant shall have a period of ten (10) days to notify Landlord in writing whether it elects to exercise its right of first refusal to lease the contiguous space. If Tenant fails to give notice to Landlord during such ten (10) day period or elects not to lease the space, Landlord shall have the right to lease such space to the third party offerer. If Tenant fails to exercise the right of first refusal to lease said space, then it shall have twenty (20) days to enter into an agreement with Landlord which shall modify the Lease Agreement to incorporate the first refusal space as part of the Premises, subject to all of the terms and conditions contained herein, except the material terms with respect to the first refusal space shall be as set forth in the Landlord's notice to Tenant.

                                     PART 9
                                ENTIRE AGREEMENT

         This lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), Exhibit B (General Lease Provisions), Exhibit C (which delineates the construction requirements of the parties, if any). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall vary or modify this Lease in any way.

         IN TESTIMONY WHEREOF the above named Landlord and the above named Tenant have executed this and three (3) other original instruments of identical year and date, on the day and year set forth on page 1 of this Lease.

LANDLORD:  Belz Devco L.P.
      BY:  BELZ INVESTCO, L.P., General Partner
      BY:  URCO, INC., General Partner

By: /s/ Morris I. Thomas
   ---------------------------------------
   Morris I. Thomas, Vice President

By: /s/ Irvin S. Skopp
   ---------------------------------------
   Irvin S. Skopp, Vice President

TENANT:    Back Yard Burgers, Inc.

By: /s/Lattie Michael
   ---------------------------------------
   Lattie Michael, CEO

Exhibits:  A.    Site Plan and/or Floor Plan
           B.    General Lease Provisions
           C.    Construction Exhibit (if applicable)

Lease Agreement between Belz Devco L.P. and Back Yard Burgers, Inc. for 1657 Shelby Oaks Drive North at space number 103-106.

STATE OF TENNESSEE
COUNTY OF SHELBY


                  Before me, a Notary Public of the State and County aforesaid, personally appeared MORRIS I. THOMAS AND IRVIN S. SKOPP, VICE PRESIDENTS, respectively of URCO, INC., a Tennessee corporation, said corporation is the general partner of BELZ INVESTCO L.P., a Tennessee limited partnership, the general of BELZ DEVCO L.P., A Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the VICE PRESIDENTS, respectively, of URCO, INC., General Partner, of BELZ INVESTCO L.P., the general partner of BELZ DECO L.P., and that they as such VICE PRESIDENTS, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnerships by such corporation, by themselves as VICE PRESIDENTS, respectively, of such corporation.

         WITNESS my hand and Notarial Seal, at office in Memphis, Tennessee, this, the 12th day of November, 1999.


          /s/ Dawnyel Barrett
         -------------------------------------
         Notary Public

         My Commission Expires:  2/13/02




STATE OF Tennessee
COUNTY OF Shelby


         Before me, a Notary Public of the State and County aforesaid, personally appeared LATTIE MICHAEL with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledge himself to be the CEO of BACK YARD BURGERS, INC., the within named bargainor, a Delaware corporation, and that he executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such PRESIDENT.

         Witness my hand, at office, this 12th day of November, 1999.

          /s/ Dixie McConnell
         -------------------------------------
         Notary Public

         My Commission Expires:  3/14/00

                               TABLE OF CONTENTS
                                       TO
                                  EXHIBIT B TO
                           INDUSTRIAL LEASE AGREEMENT

ARTICLE 1 RENT AND OTHER PAYMENTS...................................................................................2
Section 1. Base Rental..............................................................................................2
Section 2. Additional Charges.......................................................................................2
(i) Common Areas Charges............................................................................................2
(ii) Real Estate Taxes and Assessments..............................................................................2
(iii) Other Taxes...................................................................................................2
(iv) Insurance......................................................................................................2
(v) Tenant's Proportionate Share....................................................................................2
(vi) Payment........................................................................................................3
Section 3. Security Deposit.........................................................................................3
ARTICLE 2 USE AND OPERATION.........................................................................................3
Section 1. Permitted Use............................................................................................3
Section 2. Parking, Etc.............................................................................................3
Section 3. Lawful and Moral Use.....................................................................................4
Section 4. Additional Tenant Covenants..............................................................................4
ARTICLE 3 ASSIGNMENT AND SUBLETTING.................................................................................4
ARTICLE 4 ALTERATIONS, INSTALLATIONS AND REMOVAL OF IMPROVEMENTS BY TENANT..........................................4
ARTICLE 5 INSURANCE AND RELATED MATTERS.............................................................................5
Section 1. Loss or Damage to Tenant's Property......................................................................5
Section 3. Landlord's Insurance.....................................................................................5
Section 4. Waiver of Recovery.......................................................................................5
Section 5. Hold Harmless and Indemnification........................................................................6
Section 6. Invalidation of Insurance/Increased Premiums.............................................................6
ARTICLE 6 REPAIRS...................................................................................................6
ARTICLE 7 MECHANIC'S LIEN...........................................................................................6
ARTICLE 8 DAMAGE OR DESTRUCTION BY .................................................................................7
ARTICLE 9 RIGHT OF ENTRY, ETC.......................................................................................7
ARTICLE 10 DEFAULT..................................................................................................7
ARTICLE 11 INSOLVENCY OF TENANT.....................................................................................8
ARTICLE 12 DELIVERY AT END OF LEASE.................................................................................8
ARTICLE 13 EXTENSION; PARTIAL PAYMENT; NO ACCORD AND SATISFACTION...................................................8
ARTICLE 14 SUBORDINATION; ATTORNMENT; ESTOPPEL; LANDLORD'S COVENANT AS TO TITLE.....................................9
ARTICLE 15 GRAPHICS.................................................................................................9
ARTICLE 16 CONDEMNATION.............................................................................................9
ARTICLE 17 UTILITIES................................................................................................9
ARTICLE 18 ENVIRONMENTAL MATTERS...................................................................................10
ARTICLE 19 FIRE PROTECTION.........................................................................................10
ARTICLE 20 PERSONAL LIABILITY......................................................................................10
ARTICLE 21 NOTICES.................................................................................................11
ARTICLE 22 RULES AND REGULATIONS...................................................................................11
ARTICLE 23 REAL ESTATE AGENT.......................................................................................11
ARTICLE 24 COVENANTS RUN TO HEIRS..................................................................................12


ARTICLE 25 SHORT FORM LEASE........................................................................................12
ARTICLE 26 CORPORATE TENANTS.......................................................................................12
ARTICLE 27 ENTIRE AGREEMENT........................................................................................12

                                  EXHIBIT B TO
                           INDUSTRIAL LEASE AGREEMENT
                            GENERAL LEASE PROVISIONS

                                   ARTICLE 1
                            RENT AND OTHER PAYMENTS


SECTION 1. BASE RENTAL

         Tenant shall, without demand or notice, pay to Landlord minimum annual rental ("Base Rental") in the amount as is set forth in the Lease Agreement which amounts shall be paid in equal monthly installments (or in the manner prescribed by Part 3 of the Lease to which this is an Exhibit) without deduction, abatement or setoff in advance on or before the first day of each month throughout the term of this Lease. Base Rental for any partial calendar month shall be prorated at a daily rate based upon the number of days in the respective calendar year. Tenant shall not prepay any Base Rental more than one
(1) month in advance of its due date.

SECTION 2. ADDITIONAL CHARGES

         In addition to the Base Rental Tenant agrees, commencing on the Commencement Date, to pay to Landlord, at the times hereinafter set forth, without deduction, setoff or abatement, the following additional charges, as additional rent, the nonpayment of which shall be subject to all provisions of this Lease and of law as to default in the payment of rent or money (hereinafter referred to as the "Additional Charges"):

         (I) COMMON AREAS CHARGES. Tenant shall pay Tenant's Proportionate Share (as hereinafter defined) of Landlord's total annual cost and expenses ("Common Areas Charges") of operating, maintaining, repairing, upgrading and supervising the Common Areas (as hereinafter defined) which cost and expenses shall be calculated on an accrual basis and include, but not be limited to, cleaning, gardening and landscaping the Common Areas including the replacement and installation of landscaping; sanitary control to and for the Common Areas; any security or traffic control forces or equipment provided for the Common Areas; repairs and replacements of the paving, curbs, walkways, and all other Common Areas and facilities; line painting; attending the parking areas; any governmental charges, surcharges, fees, or taxes on the parking areas or on cars parking therein: costs of all utilities used or consumed in the Common Areas including, without limitation, electricity, water and gas consumed in parking areas and other Common Areas as well as sewer fees and sprinkler monitoring fees, repair and/or replacement of on-site gas lines, water lines, sanitary sewer lines, storm sewer lines, drainage facilities, light poles, bulbs, and any other utility lines. pipes, wires, facilities and related appurtenances serving the Common Areas or more than one tenant premises: any changes made in the Common Areas to comply with legal requirements; inspection; depreciation of equipment and facilities used in connection with the Common Area; amortization of charges which Landlord elects to charge over more than one year which Landlord could have charged in one year; cost of signs, sign maintenance and sound systems; all personal property and similar taxes; the cost of all Common Areas equipment, machinery, tools, supplies and other personal property and facilities and replacements thereof; the cost of personnel (including benefits and taxes) to implement such services; the cost of any contracts entered into for the performance of any such services or functions; and similar services and functions; plus fifteen percent (15%) of all of the foregoing costs and expenses for Landlord's administration expenses. The Common Areas shall be defined as landscaping, paving, curbs, walkways, driveways, parking areas, and any other areas not reserved for the use of a single tenant.

         (II) REAL ESTATE TAXES AND ASSESSMENTS. Tenant shall pay to Landlord Tenant's Proportionate Share (as hereinafter defined) of the real property taxes and Assessments (general and special, ordinary and extraordinary foreseen and unforeseen) levied against the land, building and improvements constituting the Property in which the Premises are located or property of which the Premises are a part or property included in Landlord's real property tax and assessment bills for the building in which the Premises are located ("Real Property Taxes Assessments").

         "Real Property Taxes and Assessments" shall include all costs and fees including consultant's and similar fees incurred by Landlord in contesting or defending taxes and assessments or negotiating with public authorities. A copy of Landlord's tax bill shall be conclusive evidence of the amount of Real Property Taxes and Assessments assessed or levied.

         (III) OTHER TAXES. Should any government authority having jurisdiction impose a tax and/or assessment of any kind or nature upon, against, or with respect to the rentals or other payments payable to Landlord or on the gross receipts of Landlord either by way of substitution for all or any part of the Real Property Taxes and Assessments levied or assessed against such land, building and improvements, or in addition thereto, then such shall be deemed to be a Real Property Tax and Assessment and Tenant shall be obligated to pay said tax. Tenant shall pay said tax directly to the taxing authority or, if Landlord is obligated to pay the taxing authority, Tenant shall pay to Landlord Tenant's Proportionate Share thereof.

         (IV) INSURANCE. Tenant shall pay to Landlord Tenant's Proportionate Share of Landlord's annual premiums for insurance carried by Landlord in accordance with the requirements of Article 5 of these General Lease Provisions for "all risk" insurance coverage; commercial general liability insurance; rent loss insurance; boiler and machinery insurance; and all other insurance and the loss deductibles maintained by Landlord for the building and Common Areas from time to time.

         (V) TENANT'S PROPORTIONATE SHARE. In the event the Premises are a part of a building with multiple tenants. "Tenant's Proportionate Share" shall be defined as being a fraction, the numerator of which is the number of leasable square feed in the Premises and the denominator of which is the leaseable square footage of the area within the building in which the Premises are located.

         In the event the Premises are located in a Property consisting of multiple buildings. "Tenant's Proportionate Share" shall be defined as being a fraction, the numerator of which is the number of leasable square feet in the Premises and the denominator of which is the leasable square footage of the area within the building comprising the Property.


         (VI) PAYMENT. The foregoing amounts, unless the amount and time for payment are fixed, may be separately invoiced by Landlord and in such event shall be paid by Tenant within fifteen (15) days after the date of such invoice. Said amounts may be estimated by Landlord in which event Landlord shall notify Tenant from time to time of Landlord's estimate. Tenant shall pay said estimate (as said estimate may be revised) in advance on the first day of each and every calendar month with Tenant's Base Rental without further notice. When Landlord has calculated the exact amount actually payable by Tenant for each item. Landlord shall notify Tenant. Any deficiency in payment by Tenant for any item shall be paid by Tenant to Landlord upon receipt of the notice in respect to such item. Any overpayment by Tenant shall be credited against the next ensuing installments of Landlord's estimate of that item.

         In the event of a dispute regarding payment, the burden of proof of payment of any monthly installments of Base Rental or Additional Charges hereunder shall be upon Tenant.

         All Base Rental, Additional Charges and other amounts required to be paid shall be paid to Landlord, at the notice address as is set forth in the Lease Agreement or at such other place or places as Landlord may from time to time designate in writing. If Tenant shall fail to pay any amounts required to be paid under the terms of this Lease within seven (7) days after the same is due. Tenant shall be obligated to pay a late payment charge equal to the greater of One Hundred Dollars ($100.00) or ten percent (10%) of any payment not paid when due to reimburse Landlord for its additional administrative costs. In addition any Base Rental or Additional Charge which is not paid within seven (7) days after the same is due shall bear interest at a rate equal to the lessor of (i) eighteen percent (18%) per annum or (ii) the highest contract rate allowable by the state in which the Premises are located from the first day due until paid. Any assessments pursuant to this Section which shall become due shall be payable, unless otherwise provided herein, with the next installment of Base Rental. Any payment by Tenant or acceptance by Landlord of a lessor amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

SECTION 3. SECURITY DEPOSIT

         On or before the Commencement Date, Tenant shall deposit with Landlord the sum set forth as the "security deposit" in Part 3 of the Lease to which this is an Exhibit. Said deposit shall be held by Landlord, without liability for or payment of interest thereon, as security for the faithful performance by Tenant of all the terms, covenants and conditions of the Lease by Tenant to be performed. Landlord shall not be required to hold the deposit as a separate fund, but may commingle it with other funds. If at any time during the Lease term any rent or additional rent payable by Tenant shall be overdue, or if Tenant fails to perform any of the other terms, covenants or conditions to be performed by Tenant, then Landlord at its option, may appropriate and apply all or any portion of said deposit to the payment of any such overdue rent or additional rent and to the compensation of Landlord for loss or damage sustained by Landlord due to a breach by Tenant as aforesaid, without prejudice to Landlord's other remedies. Should all or any part of the security deposit be appropriated and applied by Landlord as provided above, then Tenant shall, upon demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the same to the original sum deposited. Should Tenant comply with all of the terms, covenants and conditions of this Lease binding on Tenant, the said deposit shall be returned in full to Tenant at the expiration of the term; PROVIDED, HOWEVER, (i) Landlord may deliver the funds deposited hereunder to the purchaser or transferee of Landlord's interest in the Premises or building in which the Premises are located in the event that such interest is sold or otherwise transferred, and thereupon Landlord shall be discharged from any further liability with respect to such deposit; and (ii) in the event of the foreclosure of any first mortgage encumbering the Premises or building in which the Premises are located or any part thereof or a conveyance in lieu of foreclosure, the party who succeeds to title by reason thereof shall have no obligation for the return of the security deposit unless it was actually received by such party.

                                   ARTICLE 2
                               USE AND OPERATION

SECTION 1. PERMITTED USE

         The Premises shall be opened for business, kept open for business and, except as provided in Part 4 of the Lease Agreement, used continuously only for a general office and for the storage and distribution of products manufactured, warehoused or distributed by Tenant, none of which shall be Hazardous Substances (as defined in Article 18 hereof) or otherwise create a risk which may adversely affect Landlord's insurance or impose additional risks to the building in which the Premises are located. Tenant agrees that it will not use or permit or suffer the Premises or any part thereof to be used for any business or purpose other than specifically defined and permitted by the Lease Agreement or this paragraph.

Tenant will obtain all permits required for its occupancy other than building permits which are required in connection with improvements which Landlord is required to make pursuant to this Lease Agreement.

SECTION 2. PARKING, ETC.

         Landlord shall provide areas during the term of this Lease for parking and other uses, in common with others, by Tenant's customers and employees, together with the right of ingress to and egress from the Premises over the Common Areas, Landlord reserves the right to establish and impose from time to time reasonable rules and regulations as to the occupancy of the Premises and uniform operation of the building in which the Premises are located and may require that delivery trucks or similar vehicles be parked in designated areas. In no event will disabled vehicles be kept within the Common Areas and in no event will the Common Areas be used for vehicle repair.

SECTION 3. LAWFUL AND MORAL USE.

         The Premises shall, during the term of this Lease, be used only and exclusively for lawful and moral purposes, and on part of the Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the ordinances and laws of any governmental authority having jurisdiction over the Premises, and Tenant will save and hold the Landlord harmless from any such violations.

         Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises.

SECTION 4. ADDITIONAL TENANT COVENANTS.

         Tenant, at Tenant's expense, shall keep the plate glass within the Premises clean and clear of any debris and litter; keep any garbage, trash, rubbish or refuse in rat-proof containers within the interior of the Premises until removed, have such garbage, trash, rubbish and refuse removed on a regular basis; keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; keep any vestibules or entries to the Premises and the sidewalks, driveways, parking areas, rear service areas and loading areas and other areas adjacent to the Premises free of all trash, refuse or other articles; not permit any accumulations of garbage, trash, refuse, or rubbish within or outside of the Premises; remove its personal property from the Common Areas; not cause or permit objectionable odors to emanate from the Premises; and not distribute handbills, printed materials, or advertising outside its Premises or within the Common Areas or solicit business in the parking areas or other Common Areas.

                                   ARTICLE 3
                           ASSIGNMENT AND SUBLETTING

         This Lease shall not be assigned, encumbered or in any other manner transferred by Tenant, voluntarily or involuntarily, by operation of law or otherwise, nor shall the Premises or any part thereof be sublet, licensed, granted or used or occupied by anyone other then Tenant without first obtaining the written consent of Landlord.

         A change in the control of Tenant or any guarantor of this Lease whose stock is not publicly held and traded shall be deemed to be an assignment for all purposes of this Lease.

         In the event that Landlord consents to said subletting or assignment, any amounts received by or payable to Tenant (other than the reasonable value paid to Tenant in repayment for trade fixtures and other personal property of Tenant) above the amounts payable by Tenant to Landlord hereunder, shall be deemed "real estate profit" and shall be paid to Landlord.

         If Tenant shall at any time during the term of this Lease sublet all or any part of said Premises or assign this Lease, Tenant shall nevertheless remain fully liable under all of the terms, covenants, and conditions of this Lease. If this Lease is assigned, or if the Premises or any part thereof are subleased or occupied by anybody other then Tenant, Landlord may collect from the assignee, sublessee or occupant any rent or other charges payable by Tenant under this Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee or occupant as a tenant nor a release of Tenant from the performance by Tenant under this Lease.

         Notwithstanding Landlord's consent to any assignment, subletting, occupation or use by another person, any subsequent assignment, subletting, occupation or use by another person shall require Landlord's prior written consent.

                                   ARTICLE 4
                         ALTERATIONS, INSTALLATIONS AND
                       REMOVAL OF IMPROVEMENTS BY TENANT

         Tenant shall have no right during the continuance of this Lease to make any interior alterations, changes and improvements to the Premises without first obtaining the prior written consent of Landlord. In the event Landlord consents to any interior alterations, Tenant shall in such event (i) pay all costs and expenses thereof; (ii) make such alterations, changes and improvements in a good and workmanlike manner; (iii) obtain all required permits; and (iv) do all work in conformity with all legal requirements. Tenant shall hold Landlord harmless from any penalty, damage or injury of whatever kind arising out of failure of Tenant's work to so conform.

         Landlord's approval of the plans, specifications and working drawings for any of Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental authorities or agencies.

         If Landlord shall send a notice to Tenant not later than thirty (30) days after the later of (i) the expiration date of the Term or (ii) the date on which Tenant completely vacates the Premises, Tenant within three (3) business days thereafter shall remove any alterations, changes and improvements made to the Premises by Tenant with or without the consent of Landlord and shall repair and restore the Premises to its condition prior to the making of such alterations, changes and/or improvements. Any alterations changes and improvements which Landlord does not require to be removed shall remain the property of Landlord without compensation by Landlord to Tenant therefor.

         Except as otherwise provided, all furnishings, trade fixtures and other equipment installed in the Premises by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease. Tenant shall repair any damage caused by the removal of such property and the restoration of the Premises provided in the paragraph above. Notwithstanding the foregoing, all light fixtures, all carpeting, linoleum or other floor covering, nailed, cemented or otherwise adhesively attached to the Premises, sinks and vanities and the complete electrical (including emergency generators, if any), plumbing, air conditioning and heating systems, including ducts, diffusers, grills and control systems, shall be and remain in the Premises at all times for the benefit of Landlord unless Landlord shall direct Tenant to remove any of the foregoing within the period set forth in the preceding paragraph.

         Tenant shall pay before delinquencies all taxes assessed against Tenant's fixtures, equipment and leasehold improvements placed in or about the Premises.

                                   ARTICLES 5
                         INSURANCE AND RELATED MATTERS

SECTION 1. LOSS OR DAMAGE TO TENANT'S PROPERTY.

         Tenant acknowledges that Landlord does not insure Tenant's personal property, fixtures, improvements or equipment. Accordingly, in order to contractually allocate risk of loss relative to all of such property Tenant agrees that it shall store its property in and shall occupy the Premises and use all other portions of the property of which the Premises are a part, at its own risk. Irrespective of fault, Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims against them for, loss or damage to Tenant's business or damage to person(s) or property sustained by Tenant or any person claiming by, through or under Tenant resulting from any accident or occurrence in or upon the Premises or the building of which they are a part, or any part thereof. The provisions of this section shall also apply to the period to the commencement of the Lease term where any permission is given by Landlord to Tenant for Tenant to perform any of its work and install any of its fixtures or otherwise prior to commencement of the Lease term.

SECTION 2. TENANT'S REQUIRED INSURANCE.

         Tenant shall, during the term, at its sole expense obtain and keep in force, (i) commercial general liability insurance coverage, personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability and products and completed operations liability in limits not less than $1,000,000.00 inclusive (the aggregate limits of such insurance to apply specifically to the Premises and not to multiple locations) with Landlord and, if required by Landlord, mortgagees of Landlord, each named as an additional insured as their respective interest may appear; and (ii) "All Risk" Physical Damage Insurance for Tenant's property (personal property, fixtures and leasehold improvements in excess of building standard) in or on the Premises for the full insurable value thereof, including an endorsement providing for "loss of income" coverage. Tenant shall furnish evidence satisfactory to Landlord of the existence of and date on which such policy is required to be renewed. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to the cancellation of such insurance. Tenant shall also obtain worker's compensation insurance covering all persons employed, directly or indirectly, in connection with any finish work performed by Tenant or any repair or alteration authorized by the Lease or consented to by Landlord, as required by the law of the state where the Premises are located.

         Landlord reserves the right to require that Tenant increase the limits of such insurance required pursuant to the paragraph above in such amounts as landlord determines prudent within generally accepted business practices for comparable businesses. All policies required to be maintained by Tenant pursuant to this Article shall be issued in a form acceptable to Landlord by insurance companies having and maintaining at least an A-X rating in the most currently available "Best's Rating Guide," and qualified to do business in the state in which the Premises are located. In no event shall such policy or policies provide for a deductible amount for any type of coverage in excess of $1,000.00.

SECTION 3. LANDLORD'S INSURANCE.

         Landlord shall, during the term, obtain and keep in force commercial general liability insurance coverage and "All Risk" Property Damage Insurance covering the building of which the Premises are a part (including exterior walls, downspouts, gutters and roof) excluding all improvements and fixtures required to be insured by Tenant pursuant to Article 5, Section 2, in such amounts and with such deductible amounts as Landlord determines prudent in Landlord's sole discretion. Landlord may also insure such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine. Landlord's insurance cost for maintaining the insurance coverage referred to in this Article shall be subject to reimbursement by Tenant to the extent provided elsewhere in this Lease.

SECTION 4. WAIVER OF RECOVERY.

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the building in which the Premises are located, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is insured against or is required to be insured against under the terms of the "All Risk" Property Damage Insurance coverage referred to in Section 2 and 3 above, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees. Landlord's and Tenant's insurance policies shall each contain a waiver of subrogation. --4.

SECTION 5. HOLD HARMLESS AND INDEMNIFICATION.

         Irrespective of the adequacy of said insurance, Tenant shall indemnify and save Landlord free and harmless from all liability for injury or damage to any person(s), firm(s), corporation(s) or property occurring on or about the Premises, or arising out of any accident or any other occurrence on the Premises or due directly or indirectly to the use of said Premises or any part thereof by Tenant, its agents, subtenants or assignees (including all cost, expenses, court reporters fees, expert fees and attorney fees incurred by Landlord in defense of any such claims).

SECTION 6. INVALIDATION OF INSURANCE/INCREASED PREMIUMS.

         Tenant shall not do anything or engage in any activity or permit any condition to exist on or about the Premises which will cause the cancellation of or invalidate any insurance which Landlord may now or hereafter have on the building in which the Premises are located or the Premises. Further, Tenant shall not permit any condition or activity which may result in increased premiums payable by Landlord.

                                   ARTICLE 6
                                    REPAIRS

         Except as otherwise provided in this Lease, within a reasonable time after Landlord receives written notice from Tenant of the necessity thereof, Landlord will repair the roof, structural portions and exterior of the Premises (exclusive of doors, plate glass or entrances which shall be maintained and repaired by Tenant); provided, however, that Tenant, not Landlord, shall at Tenant's sole cost and expense make all repairs and replacements necessitated by reason of (a) the neglect, fault or default of Tenant or Tenant's agents, employees, contractors, invitees, or customers and (b) the structural and exterior work done or installed by Tenant. Further, and notwithstanding anything in this Lease to the contrary, Tenant shall make all repairs and replacements to the property which Landlord's is required to maintain which are required as the result of repairs, alterations, other improvements or installations made by Tenant or any occupant of the Premises or the agents of any of them.

         All maintenance, repairs and replacements to the Premises not specifically the obligation of Landlord under this Lease shall be made by Tenant. Tenant, at Tenant's expense, shall make all repairs and replacements to keep and maintain the interior of the Premises in good condition and repair, including, but not limited to, the heating, electrical, air conditioning (whether located within or without the Premises), sprinkler and other mechanical installations serving the Premises, the plumbing and sewer systems serving the Premises, the exterior and interior portions of all doors including door checks and hardware, and all windows, frames and glass; and Tenant shall promptly replace all broken and cracked glass. Any replacements Tenant is required to make under this Lease shall be of equal or better quality, type and style as the item being replaced. Tenant shall be responsible for all painting and decorating of the Premises. Tenant will maintain and keep in good condition and repair all structural and exterior work done or installed by Tenant. Tenant shall not permit any waste, damage or injury to the Premises and shall, at its sole cost and expense, abate any nuisance upon, or emanating from, the Premises, keep the Premises neat, clean and in orderly and sanitary condition free of offensive odors, vermin, rodents, bugs insects and other pests. Tenant shall keep in full force and effect a maintenance contract with a reputable heating contractor providing for at least quarterly inspection and maintenance of the heating and air conditioning systesm serving the Premises. Upon request Tenant shall provide or require its contractor to provide copies of all maintenance and service records to Landlord. Tenant shall obtain approval from Landlord of its heating and air conditioning contractor and, additionally, shall obtain approval of any other contractor which may require access to the roof for the purpose of implementation of any repairs or improvements. Tenant shall in no event perforate or do any work on or affecting the roof of the Premises without Landlord's prior written consent and if consented to, shall only use contractors approved by Landlord.

                                   ARTICLE 7
                                MECHANIC'S LIEN

         Tenant shall have no authority to create or place any lien or encumbrances of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person or entity dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. If Tenant shall make repairs or improvements to the Premises, Tenant shall, in making such repairs or improvements, act solely for its own benefit and not as an agent of Landlord, and Landlord's interest in the Premises, and the building or the overall development of which the Premises are a part, shall not be subject to any mechanic's, furnisher's or materialmen's liens.

         Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant shall discharge by payment or satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the Premises by, through or under Tenant within thirty (30) days after the filing of same.

                                   ARTICLE 8
                         DAMAGE OR DESTRUCTION BY FIRE

         In the event the Premises shall be damaged or destroyed either (i) by an insured casualty within Landlord's standard all-risk insurance policies to such extent that Landlord cannot make necessary repairs or rebuild within ninety (90) days from the date of such damage or destruction; or (ii) by an uninsured casualty, or (iii) by an insured casualty with respect to which Landlord's mortgage requests that the insurance proceeds be applied to the indebtedness, then at Landlord's option, this Lease Agreement may be terminated in which event Tenant shall be allowed an abatement of rent from the date of such damage or destruction.

         If the Premises shall be damaged or destroyed by fire or other causes and Landlord elects to repair the Premises and continue this Lease, then this Lease Agreement shall not terminate, the Premises shall be repaired or rebuilt by Landlord at its own expense, the Base Rental and Additional Charges shall abate proportionately until the repairs or rebuilding are completed and possession thereof given to Tenant, and the term of this Lease Agreement shall be extended for a period equal to such period of rent abatement but not otherwise effected. Tenant shall in all events restore or repair its additions and improvements to the Premises. Tenant shall, in case of damage or destruction, give immediate notice in writing to Landlord.

         Should fifty percent (50%) or more of the total leaseable area of the building in which the Premises are located at any time be damaged or destroyed by fire or any other cause, Landlord may elect not to rebuild any may forthwith terminate this Lease Agreement by written notice to Tenant of Landlord's election to so terminate.

         In the event of a casualty loss or damage which arises out of or in connection with the use, misuse, or occupancy of the Premises by Tenant, or results from the acts or omissions of Tenant, its employees, or agents, Tenant shall indemnify Landlord for any claims, loss or damage not covered under Landlords standard insurance coverage, including the deductible portion of such insurance.


                                   ARTICLE 9
                              RIGHT OF ENTRY, ETC.

         Landlord reserves the right during the term of this Lease to enter the Premises at reasonable hours for the purpose of inspecting and showing the Premises and to make such repairs as Landlord may deem necessary for their protection and preservation, and additionally may enter at any time in the event of an emergency, provided that these rights shall not be construed as expanding Landlord's repair obligation beyond that as stated herein.


                                   ARTICLE 10
                                    DEFAULT

         Tenant shall be in default hereunder if Tenant shall (i) fail to pay rent or any other sums of money required to be paid by Tenant and such failure shall continue for five (5) days after Landlords gives Tenant written notice thereof; or (ii) fail to perform or comply with any other covenant, condition, term or provision of this Lease and such failure shall continue for ten (10) days after Landlord gives Tenant written notice thereof. In the event of any such default, in addition to all other remedies given to Landlord in law or in equity, Landlord may by written notice to Tenant terminate this Lease or without terminating this Lease and without notice re-enter the Premises by summary proceedings or otherwise and in any event may dispossess Tenant.

         Tenant, notwithstanding such termination, shall be and remain liable for all rent and other charges and sums due hereunder for the remainder of the term, which liability shall survive the termination of this Lease, the re-entry by Landlord and the commencement of any action to secure possession of the Premises. Landlord shall have the right to maintain successive actions against Tenant for recovery of all damages, including, without limitation, amounts equal to the rents and other charges and sums payable hereunder as and when said rents and other charges and sums are payable hereunder and Landlord shall not be required to wait to begin such actions or legal proceedings until the date this Lease would have expired.

         In the event of such re-entry, Landlord may enter as agent for Tenant or in its own name, without being obligated to do so, and re-let the whole or any portion of said Premises (with or without any improvements made by Tenant thereon), or the whole or any portion thereof with additional space, for any period equal to, greater or less than the remainder of the term of this Lease, for any sum (including any rental concessions and rent-free occupancy) which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate. Landlord's damages shall include, without limitation, attorney's fees incurred by reason of Tenant's default, commissions and the cost of repair or alteration of the Premises ("Cost of Re-letting") and, in the event of any reletting, Landlord may apply the rent therefrom first to the payment of Landlord's expenses, including Cost of Re-letting, and then to the payment of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency.

         All remedies available to Landlord in this Lease, in law or equity are declared to be cumulative and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its rights, remedies or actions against Tenant including, without limitation, the right to receive all past due rents and damages equal to future rents and other charges accruing under this Lease, which rights shall survive the termination of this Lease or taking of possession of the Premises.

         If this Lease be terminated for any reason whatsoever or if Landlord should re-enter the Premises as a result of any breach of Tenant hereunder without terminated the Lease, Tenant covenants any other covenant herein to the contrary notwithstanding (except where this Lease is terminating following eminent domain proceedings) that the Premises shall then be in the condition prescribed for delivery at the expiration of the term of this Lease.

         In the event Tenant violates any of the provisions, covenants, conditions or promises set forth in this Lease Agreement, and further in the event Landlord determines in its exercise of its sole discretion that such default is susceptible of a cure by Landlord, then in addition to any and all other remedies provided for in this Lease, Landlord shall have the right (but shall not be obligated) to cure such default and implement such corrective measures as Landlord deems reasonably necessary to correct such default. In the event Landlord exercises the right of "self help" as set forth in the preceding sentence, then Tenant covenants and agrees that it shall within five (5) days after notice from Landlord pay to Landlord one hundred twenty five percent (125%) of the cost incurred by Landlord in connection with implementation of such corrective measures, it being the intent to permit Landlord to recover a reasonable administrative fee in addition to the actual cost incurred.

         Further, in the event Tenant is not conducting a going business within the Premises or vacates or abandons the Premises (the cessation of operation of a business within the Premises for a period in excess of seven (7) days to be conclusive evidence of Tenant's intent to abandon or vacate the Premises) then Landlord shall have the right (but shall not be obligated) to enter the Premises after providing notice to Tenant for the purpose of inspection and implementation of such repairs, maintenance or other improvements to the Premises which may be required, in Landlord's opinion, to preserve the overall appearance of the Premises or to mitigate the adverse impact of the appearance of the Premises upon the Property. Landlord shall additionally have the right to change the exterior locks, then Tenant shall, upon request, be provided with a key to the Premises. In no event shall any of the foregoing actions by Landlord be considered an eviction, constructive or otherwise, of Tenant, it being the intent of the parties to permit Landlord a reasonable right of access to the Premises for the purposes set forth herein and to minimize any adverse impact resulting from an abandonment of the Premises or cessation of operation by Tenant. Entry by Landlord pursuant to this paragraph shall in no event be construed, interpreted or otherwise determined to be an eviction of Tenant or a termination of this Lease absent notification to the contrary by Landlord.

         Landlord and Tenant shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and any emergency statutory or any other statutory remedy. In the event an attorney is employed by either party in order to initiate litigation to secure compliance by other party with the provisions of this Lease, non-prevailing party shall pay to the prevailing party the reasonable attorneys' fees and cost of collection of enforcement of the provisions of this Lease incurred by the prevailing party, including filing fees and court costs.

                                   ARTICLE 11
                              INSOLVENCY OF TENANT

         In the event of the insolvency of Tenant, or the filing of a proceeding by or against Tenant or any partner of Tenant or guarantor of this Lease under the Bankruptcy Code or if relief is sought by Tenant under any similar debtor relief laws or proceedings including an offer in or out of court for the compromise of Tenant's debts, or any substantial part thereof, Landlord in addition to any rights available to it at law or equity shall have the right and privilege to immediately terminate this Lease. Landlord shall have the right to immediately re-enter into possession of the Premises for the purpose of leasing same.

                                   ARTICLE 12
                            DELIVERY AT END OF LEASE

         Tenant agrees that on the last day of the term it shall without notice or demand deliver the Premises, including all improvements and fixtures permanently attached, and replacements thereto (except those which Tenant may within thirty (30) days after the expiration date of the term be directed to remove) to Landlord, or Landlord's agent or assignee, in good order and condition. Tenant shall have repaired all damage to the Premises, ordinary wear and tear excepted.

         If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease or other written agreement, Tenant shall be deemed to be occupying the Premises as a tenant from month to month and subject to all of the rents and provisions of this Lease in effect on the day before the expiration of the tenancy, except those relating to term and except that the Base Rental shall be increased to the amount which is the greater of (i) double the amount payable during the last month of the Lease or (ii) one hundred fifty percent (150%) of the fair rental value of the Premises as of the expiration of the term, without prejudice to any claim for damages or otherwise which Landlord may have against Tenant for failure of Tenant to vacate the Premises at expiration of the term. For the purpose of this provision "fair rental value" shall be defined as being the amount which Landlord is then receiving for comparable space in the building or project in which the Premises are located or in comparable properties in the same city.

                                   ARTICLE 13
                          EXTENSION; PARTIAL PAYMENT;
                           NO ACCORD AND SATISFACTION

         It is agreed that, should Landlord, at its option, either extend the time of payment or accept partial payment on one or more of the Base Rental installments or other monetary obligations hereunder, such shall not be construed as altering the terms of payment of any subsequent installments or obligations. After the service of any notice or commencement of any suit, or final judgement therein, Landlord may receive and collect any rent due and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

         No payment by Tenant or receipt by Landlord of a lessor amount shall be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed in accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         In the event that any of Tenant's checks payable to Landlord or Landlord's agent shall be returned for insufficient funds. Landlord shall have the right to demand from Tenant that all future rent payments be made by certified check or money order, Tenant shall pay to Landlord a returned check fee of $20.00 and Landlord shall not be required to accept any check from Tenant which does not so conform.

                                   ARTICLE 14
                      SUBORDINATION; ATTORNMENT; ESTOPPEL;
                        LANDLORD'S COVENANT AS TO TITLE

         Upon payment by Tenant of the rent and other charges herein provided, and upon the observance and performance of all the covenants, terms and conditions of Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof without hindrance or interruption by Landlord or others legally claiming title thereto by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

         Tenant's leasehold estate shall always be subordinate to any mortgage loan, deed of trust or underlying or ground lease, including, without limitation, any refinancing, replacement, renewal, modification, extension or consolidation thereof which is placed upon the Premises from time to time by Landlord. This provision shall be self operative and no further instrument of subordination shall be required.

         Tenant agrees that it will attorn to and recognize the purchaser at any foreclosure sale or at any sale under a power of sale contained in any mortgage or deed of trust upon the property in which the Premises are located and the grantee of any conveyance made in lieu of foreclosure of power of sale as landlord under this Lease. Tenant agrees, further, that in the event any proceedings are brought for the termination of any ground or underlying lease affecting the Premises, upon such termination, if the lessor thereunder elects or is obligated to recognized Tenant, Tenant shall attorn to such lessor and recognize such lessor as Landlord under this Lease.

         Tenant covenants and agrees that within five (5) days after receipt of notice Tenant shall execute in recordable form and deliver upon demand of Landlord whatever instruments may be required to acknowledge and further evidence the subordinations, agreements to attorn and priorities, referred to in this Section. Tenant shall additionally, within five (5) days after receipt of notice, execute an "Estoppel" certificate confirming that the Lease is in full force and effect, that there are no Landlord defaults (or delineating with specificity the nature of such Landlord's defaults, if any), the rental and other amounts required to be paid by Tenant, and such other information as is reasonably requested by a prospective purchaser or mortgagee.

                                   ARTICLE 15
                                    GRAPHICS

         Tenant shall not place or permit to be placed on the exterior of the Premises, upon the roof, on any exterior door or wall, or on the exterior or interior window, any sign, advertising matter, decoration, lettering or other thing of that kind without the written consent of Landlord first had and obtained. In no event shall temporary or portable signs or banners be utilized, installed or displayed at or about the Premises. All signs and directories shall conform to the specifications which Landlord requires in the exercise of its sole discretion.

                                   ARTICLE 16
                                  CONDEMNATION

         The parties hereby agree that should the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be taken or condemned for public or quasi-public use, then this Lease shall terminate from the date when possession of the part so taken shall be required. If the Lease continues after a partial taking, the Base Rental and Additional Charges shall abate proportionately as to the part taken. All compensation awarded for such taking of the Premises, or any part thereof, the fee and the leasehold shall belong to and be the property of landlord provided, however, that Landlord shall not be entitled to any portion of any award made to Tenant for the value of Tenant's trade fixtures. Tenant shall not be entitled to any damages for the unexpired portion of the term of this Lease, or injury to its leashold interest.

                                   ARTICLE 17
                                   UTILITIES

         Tenant is to obtain and pay for all utilities, including electricity, gas, other fuel, water garbage fee, sewer fee, sprinkler monitoring fees and other special fees on or for the Premises during the term of this Lease. If there is a master meter source provided by or through the Landlord, Tenant will pay Landlord for said utility usage as additional rent promptly upon presentation of statements for said usage, based upon Landlord's determination from time to time of Tenant's consumption. Said amounts may be estimated by Landlord in which event Tenant shall pay said estimate, as may be revised from time to time, in advance on the first day of each and every month with Tenant's Base Rental without further notice. Landlord will have the right in its discretion to adjust utility costs among tenants on other than a pro rata basis upon it determination of tenants' usage.

                                   ARTICLE 18
                             ENVIRONMENTAL MATTERS

         Tenant shall not caused or permit any Hazardous Substances to be used, stored, generated, disposed of or released on or in the Premises or the Property or the land on which the Property is located or the underlying acquirer on which the Property is located. Further, Tenant shall not cause or permit any materials or substances which are commonly deemed to be explosive or flammable to be used, stored, generated, released or disposed of on or in the Premises or the Property in which the Premises are located by Tenant, Tenant's agents, employees, contractors, or invites without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises or the Property except as permitted above, or if the Premises or the Property become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines judgements, assessments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises or the Property, damages caused by loss or restriction of rentable or unusable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid foe settlement of claims, attorney's fees, consultant's fees, and expert's fees) arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation any and all cost incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises or the Property and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises or the Property to the condition existing prior to the presence of any such Hazardous Substance on the Premises or the Property. Tenant shall notify Landlord if any governmental regulatory agent cites or notifies it of a violation of environmental laws, rules or regulations and shall keep Landlord informed of all acts or actions taken by Tenant with respect thereto. Tenant shall first obtain Landlord's approval for any such remedial action.

         As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the state in which the Property is located, or the United States Government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes, but is not restricted to, asbestos, poloychlorobiphenyls ("PCBs"), and petroleum.

         At lease forty-five (45) days prior to the expiration of the term hereof, Tenant shall furnish an environmental audit report prepared by an environmental engineering firm reasonably to Landlord which shall certify the absence of any Hazardous Substance on, under, at, or within the Premises or the Property.

         The provisions of this Article 18 shall survive any assignment, transfer, amendment or termination of this Lease Agreement.

         The provision of Article 18 shall apply to Tenant, its agents, employees, contractors, invitees or others who obtain access to the Premises during the term hereof.

                                   ARTICLE 19
                                FIRE PROTECTION

         Tenant has examined the Premises and fire protection/sprinkler system in the Premises, if any. Tenant acknowledges that Landlord shall have no responsibility for implementation of any modifications whatsoever to any fire protection/sprinkler system in the Premises which Tenant has examined and with which Tenant is satisfied. In the event that the Fire Marshal, Building Department or other municipal authority requires any modifications to the existing fire protection/sprinkler system, implementation of such modifications and all costs thereof shall be the responsibility of Tenant. Further, in the event such modifications are requested or requested or required as a restriction of Tenant's use or method of storage materials within the Premises, Tenant shall either implement the required modifications to the fire protection/sprinkler system or ventilation and/or Tenant shall modify its method of storage or use of the Premises so as to comply with the permitted uses under the existing fire protection/sprinkler system or ventilation configuration. The Premises shall in no event be used for storage of "high-piled combustible stock" as defined in the Building Code adopted from time to time by the governmental authority having jurisdiction over the Premises, unless fire protection for such use has been installed and is maintained in accordance with all applicable ordinances, laws, rules and regulations. Tenant agrees that it shall pay for sprinkler monitoring fees through Common Area Charges as set forth in Article 1, Section 2, Subsection
(i), provided however, if the Premises consist of a building of which Tenant is the sole occupant, Tenant may be billed for and shall pay sprinkler monitoring fees directly.

                                   ARTICLE 20
                               PERSONAL LIABILITY

         The liability of Landlord (and any partner, stockholder or officer of Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Property and Landlord (and any partner, stockholder or officer of Landlord) shall not be personally liable for any deficiency nor shall Landlord (or any partner, stockholder or officer of Landlord) ever be liable under the terms of this Lease for consequential or special damages. This paragraph shall not be deemed to limited or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

         In the event of sale of the Property, Tenant agrees that Landlord shall thereupon be released from any obligations or liabilities accruing under this Lease from and after the effective date of such conveyance.

                                   ARTICLE 21
                                    NOTICES

All notices required or provided for under this Lease shall be given in writing either by (i) CERTIFIED, return receipt requested: (ii) hand delivery by a reputable courier service requiring receipt on delivery; or (iii) delivery by a national or regional overnight courier service. All notices shall be addressed to Landlord or Tenant at the addresses set forth in the Lease Agreement or to such other addresses as Landlord or Tenant may direct in writing from time to time.

Notices shall be effective upon the earlier of actual receipt or forty-eight
(48) hours after deposit in the U.S. Mail or permitted courier. Notices of any default by Landlord shall be given by Tenant to any mortgage of whom tenant has been notified in writing, and said mortgagee shall have the right to cure said default.

                                   ARTICLE 22
                             RULES AND REGULATIONS

         Tenant and Tenant's agents, employees, invitees and visitors shall comply full with the requirements of the following rules and regulations. Such rules and regulations may be changed or amended by Landlord at any time.

         (i) All garbage and refuse shall be kept in approved type containers and shall be placed at a location adjoining the Premises or the location designated by Landlord, for collection at regular intervals (not less than weekly); Tenant to pay the cost of removal of garbage and refuse.

         (ii) The Tenant agrees that if the Premises are used for other than the use contemplated by the Lease Agreement, or if the Fire Marshal requires, Tenant, at its cost, shall provide the required additional automatic sprinkler heads and/or other required modifications necessary to comply with the insurance and fire department regulations; in all events Tenant shall provide for its usage the necessary quantity and approved type and class fire extinguishers within the Premises.

         (iii) No radio, television, satellite, microwave dish or tower, or other similar aerials or appurtenances (inside or outside) shall be installed without first obtaining in each instance Landlord's consent in writing, and if such consent is given, no such device shall be used in a manner as to be heard or seen outside of the Premises. Tenant shall be responsible for any damage to Landlord's roof occasioned by such installation.

         (iv) Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and/or fixtures or equipment.

         (v) Tenant shall during the lease term of any extension hereof, at Tenant's cost, be reasonable for pest extermination (including, but not limited to, rodents and insects) at such intervals as are necessary to keep the Premises free and clear of infestation.

         (vi) Tenant shall not place, suffer or permit display or storage on the outside of the Premises or upon any of the Common Areas of the building of which the Premises are a part nor shall Tenant install, maintain or permit any vending machines, pay phones, or other property upon the Common Areas.

         (vii) Tenant agrees at all times to comply with any governmental energy conservation regulations and at all times to maintain temperatures in the Premises consistent with the temperature as specified and set forth in any governmental regulations.

         (viii) The outside areas immediately adjoining the Premises shall be kept clean and free from its rubbish by Tenant, and Tenant shall not place, suffer or permit any obstructions or merchandise in such areas.

         (ix) Tenant and its employees shall park their cars only in the parking area designated for that purpose by Landlord; if Tenant or its employees park in a manner that obstructs any fire lane or shall interfere with any of the rights of Landlord or other tenant within the building(s) and their rights to free and uninterrupted egress and ingress and loading, Tenant hereby authorizes Landlord (at its option) to tow away such vehicles and Tenant shall be responsible for all costs incurred in connection with such towing.

         (x) Tenant shall not burn trash or garbage in or about the Premises.

         (xi) Tenant shall not conduct or permit to be conducted in the Premises any auction, fire, bankruptcy or other distress sales without the prior written consent of Landlord.


                                   ARTICLE 23
                               REAL ESTATE AGENT

Landlord and Tenant each represent and warrant to the other that no agents were involved in the negotiation of this Lease except as is disclosed in the Lease Agreement to which this is an exhibit. Each party agrees to indemnify the other against claims for commission by individuals, entities or agents claiming entitlement to commission by virtue of its representation of the indemnifying party.

                                   ARTICLE 24
                            COVENANTS RUN TO HEIRS

         It is hereby covenanted and agreed between the parties hereto that all covenants, conditions, agreements and undertakings in this Lease contained shall extend to and be binding on, and insure to the benefit of (except as limited by the terms hereof), the respective heirs, administrators, executors, successors and permitted assigns of the respective parties hereto the same as if they were in every case named and expressed also that the term Landlord and Tenant shall be construed in the singular or plural number according as they respectively represent one or more than one person.

                                   ARTICLE 25
                                SHORT FORM LEASE

         The parties have entered into a Short Form of this Lease Agreement which may, at Landlord's option, be recorded. In no event shall this Lease Agreement be recorded.

                                   ARTICLE 26
                               CORPORATE TENANTS

         In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the State in which the Premises is located; all Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

                                   ARTICLE 27
                                ENTIRE AGREEMENT

         This Lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), this Exhibit B (General Lease Provisions) and Exhibit C (which delineates the construction requirements of the parties if any). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements or statements claimed to have been made and not herein contained shall modify this Lease in any way.



Landlord:  Belz Devco, L.P.
      By:  Belz Investco, L.P. (general partner) Tenant: Back Yard Burgers, Inc.
      By:  Urco, Inc. (general partner)


By: /s/ Morris I. Thomas                    By: /s/ Lattie Michael
   --------------------------------------      --------------------------------
   Morris I. Thomas, Vice President            Lattie Michael, CEO

By: /s/ Irvin S. Skopp
   --------------------------------------
   Irvin S. Skopp, Vice President

                               RIDER TO EXHIBIT B
                            GENERAL LEASE PROVISIONS
                 BETWEEN BACK YARD BURGERS, INC., AS TENANT AND
                         BELZ DEVCO, L.P., AS LANDLORD

1. ..."During the first calendar year of the Lease term, Tenant shall pay its actual proportionate share of the Common Area Maintenance and Operation Costs. Commencing with the second calendar year during the Lease term, Tenant's Proportionate Share of the Common Area Maintenance and Operation Costs (excluding the costs of waste removal, security and utilities) shall not increase by more then 5% calculated cumulatively over the prior year's share as prorated for any partial calendar year.

         Landlord and Tenant acknowledge and agree that during the first full calendar year of any renewal term that may be exercised by Tenant, Tenant shall pay it actual Proportionate Share of the Common Area Maintenance and Operation Costs and that, thereafter, during the respective renewal term, the Common Area Maintenance and Operation Costs (excluding the costs of waste removal, security and utilities) shall not increase more than 5% calculated cumulatively over the amount of the Common Area Maintenance and Operation Costs for the prior calendar year as prorated for any partial calendar year.

         Within one hundred eighty days (180) days after the end of each calendar year, Landlord shall provide Tenant with a written statement
         (i) itemizing the Common Area Maintenance and Operation Costs for the calendar year just ended and (ii) Tenant's prorata share of such
         Common Area Maintenance and Operation Costs." ....

2.       ...."Tenant shall have the right to place one (1) standard commercial dumpster and concrete pad, if required for said dumpster, on the exterior of the Premises in the location shown on Exhibit A at Tenant's expense. Tenant shall install and maintain the aforesaid dumpster and any concrete pad, if required for said dumpster. Tenant at Tenant's expense, shall remove the aforementioned dumpster and concrete pad, if any, from the exterior of the Premises upon the termination of this Lease and shall return such exterior of the Premises to its condition as it existed prior to the installation of such dumpster and concrete pad, if any." ....

3.       ....", such consent shall not be unreasonable withheld." ....

4.       ...."Landlord and Tenant shall name each other as an additional insured, respectively, under their respective insurance policies as required to be maintained herein." ....

5.       ...."(except for the one (1) standard commercial dumpster referred to above)" ....

6.       Unless caused by negligence of Landlord.

              E X H I B I T   "C" - W O R K   T O   B E   D O N E

                           BELZ DEVCO L.P. - LANDLORD

                        BACK YARD BURGERS, INC. - TENANT



The Tenant leases Premises in an "AS IS" condition and agrees to make all improvements at its expense, including compliance with any ADA and handicap requirements except that Landlord shall make those improvements as shown on the attached Exhibit C, Plans and Specifications at a cost not the exceed $192,163.00.



                            LANDLORD:  BELZ DEVCO L.P.
                                  BY:  BELZ INVESTCO L.P. (General Partner)
                                  BY:  URCO, Inc. (General Partner)

                                     By: /s/ Morris I. Thomas
                                        ----------------------------------------
                                        Morris I. Thomas, Vice President

                                     By: /s/ Irvin S. Skopp
                                        ----------------------------------------
                                        Irvin S. Skopp, Vice President


                            TENANT:  BACK YARD BURGERS, INC.

                                     By: /s/ Lattie Michael
                                        ----------------------------------------
                                        Lattie Michael, CEO

                              MEMORANDUM OF LEASE

     THIS LEASE, made and entered into as of the 12th day of November, 1999 by and between BELZ DEVCO L.P., a Tennessee limited partnership, hereinafter referred to as "Landlord", and BACK YARD BURGERS, INC., a Delaware corporation, hereinafter referred to as "Tenant":

                                  WITNESSETH:

     For and in consideration of One Dollar ($1.00) and other valuable consideration paid and to be paid by the Tenant to the Landlord, the Landlord does demise and let unto Tenant and the Tenant does lease and take from the Landlord, upon the terms and conditions and subject to the limitations more particularly set forth in a certain agreement between the Landlord and Tenant, bearing even date herewith, to which Agreement reference is hereby made for all of the terms and provisions thereof, which terms and provisions are made a part hereof as fully and particularly as if set out verbatim herein, the premises situated in the City of Memphis, County of Shelby, State of Tennessee, consisting of land, together with improvements placed and/or to be place thereon, and more particularly described as follows:

     An industrial space containing approximately 7,500 square feet located within the Shelby Oaks Industrial Park and further municipally described as 1661 Shelby Oaks Drive North, Suites 103-106, Memphis, Shelby Co., Tennessee.

     TO HAVE AND TO HOLD the above demised premises unto the Tenant for the period of ten (10) years, commencing on the first day of ___________ and ending on the last day of the previous month ten (10) years thereafter.

     A first lien is hereby expressly reserved by the Landlord and granted by the Tenant upon the terms and conditions of this Lease and upon all interest of the Tenant in this leasehold for the payment of rent and also for the satisfaction of any cause of action which may accrue to the Landlord by the provisions of this instrument. A first lien is also reserved by the Landlord and granted by the Tenant upon all building and other physical improvements, fixtures and equipment, erected or put in place or that may be erected or put in place upon the premises by or through the Tenant or other occupants for the payment of rent and also for the satisfaction of any cause of action which may accrue to the Landlord by the provisions of this instrument.

     It is agreed and understood that if the Tenant shall make certain improvements to the demised premises, Tenant shall, in making such improvements, act solely for its own benefit and not as an agent of Landlord and that Landlord's interest in the demised premises the building of which the demised premises are a part, and the overall development of which the demised premises are a part, shall not be subject to any mechanical, furnishers or materialmen's liens. Landlord does not consent to any contract for labor or materials within the context of Section 66-11-108 et seq., Tennessee Code Annotated out of which any such liens might arise. No contract for labor or material will be contracted for by Tenant except with the express stipulation that any lien arising therefrom shall not attach to Landlord's fee except with the express stipulation that any lien arising therefrom shall not attached to Landlord's fee interest, but only to Tenant's leasehold interest in the demised premises, building, or in the overall development of which the demised premises is a part. Tenant shall defend and save harmless Landlord from any and all loss, cost or expense, including attorney's fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the demised premises or under the terms of the Lease. Tenant shall discharge by payment or furnish to Landlord a satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the demised premises by, through or under Tenant within thirty (30) days after the filing of same.

     IN WITNESS WHEREOF, the parties through their duly authorized officers, have executed this instrument, this the day and year first above written.

LANDLORD: BELZ DEVCO L.P.                 TENANT: BACK YARD BURGERS, INC.
      BY: Belz Investco L.P.
      BY: Urco Inc.

By: /s/ Morris I. Thomas                  By: /s/ Lattie Michael
   ------------------------------------      -----------------------------------
   Morris I. Thomas, Vice President          Lattie Michael, CEO

By: /s/ Irvin S. Skopp
   ------------------------------------
   Irvin S. Skopp, Vice President

STATE OF TENNESSEE
COUNTY OF SHELBY


       Before me, a Notary Public of the State of County aforesaid, personally appeared MORRIS I. THOMAS AND IRVIN S. SKOPP, VICE PRESIDENTS, respectively of URCO, INC., a Tennessee corporation, said corporation is the general partner of BELZ INVESTCO L.P., a Tennessee limited partnership, the general of BELZ DEVCO L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the VICE PRESIDENTS, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnerships by such corporation, by themselves as VICE PRESIDENTS, respectively, of such corporation.

       WITNESS my hand and Notarial Seal, at office in Memphis, Tennessee, this, the 12th day of November, 1999.


        /s/ Dawnyel Barrett
       ---------------------------------
       Notary Public


       My Commission Expires: 2/13/02



STATE OF Tennessee
COUNTY OF Shelby

       Before me, a Notary Public of the State and County aforesaid, personally appeared LATTIE MICHAEL with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledge himself to be the CEO of BACK YARD BURGERS, INC., the within named bargainor, a Delaware corporation, and that he executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such PRESIDENT.

       Witness my hand, at office, this 12th day of November, 1999.

        /s/ Dixie McConnell
       ---------------------------------
       Notary Public

       My Commission Expires: 3/14/00